Financial Instruments - Changes in Fair Value of Asset Measured on Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair value at beginning of year	$ 6,344	$ 1,100
Realized and unrealized (losses) gains included in earnings	(7,161)	5,221
Settlements	(1,320)	23
Fair value at end of year	$ (2,137)	$ 6,344